SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

--------------------------------------------------------------------------------
BOND/DOMESTIC
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Scudder Short Term
Bond Fund




Annual Report

December 31, 2000

The fund seeks to provide high income while managing its portfolio in a way that is consistent with maintaining a high degree of stability of shareholders' capital.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      34   Report of Independent Accountants

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Short Term Bond Fund

--------------------------------------------------------------------------------
Class AARP                     ticker symbol ASHTX              fund number 122

Class S                        ticker symbol SCSTX              fund number 022
--------------------------------------------------------------------------------

Date of Inception:        o        During a volatile period for many investment
4/2/84                             sectors, Class S shares of the fund produced
                                   a twelve-month return of 7.49%, outpacing
                                   the 7.36% average return of similar
                                   short-term bond funds, as tracked by Lipper,
Total Net                          Inc.
Assets as of
12/31/00 --               o        The fund's 30-day net annualized SEC yield
                                   on December 31, 2000 was 5.76%.

Class AARP:
$346 million              o        We believe the outlook for corporate bonds
                                   has improved dramatically from 2000, and
                                   intend to approach the current environment
Class S:                           by focusing on comparatively lower-grade
$646 million                       bonds that we believe will benefit from a
                                   rally.

Letter from the Fund's President
--------------------------------------------------------------------------------

   Dear Shareholders,

   We are pleased to report to you on Scudder Short Term Bond Fund's performance over its most recent fiscal year ended December 31, 2000. Class S shares of the fund posted a 7.49% return for the 12 months ended December 31, 2000, comparing favorably with the 7.36% average return of similar bond funds as tracked by Lipper. The fund's 30-day net annualized SEC yield at the end of December was 5.76%.

   Scudder Short Term Bond Fund seeks a high level of income as well as a high degree of principal stability by investing primarily in high-quality short-term bonds. The fund's investment process combines the distinct contributions of research, portfolio management, and trading. In choosing investments for the fund's portfolio, the fund's portfolio team takes into account interest sensitivity, sector weightings, maturity structure, and careful security selection. The fund invests in a wide range of securities, including Treasuries, corporate bonds, mortgage-backed securities, and asset-backed issues. Overall portfolio quality is high, with a minimum of 65% of portfolio assets in U.S. Government and Treasury Obligations or securities rated AA or higher.

   Investors' perceptions regarding the direction of the U.S. economy changed significantly over the course of 2000. During the first half of the year bond prices were declining due to rising short-term interest rates (bond prices move inversely with interest rates; when interest rates decline, bond prices rise). Over the

--------------------------------------------------------------------------------

   summer, evidence began to emerge suggesting that the Fed's series of interest rate increases was beginning to have its effect. And by the close of the year it became apparent that a mix of short-term interest rate increases, higher energy prices, and a sharply declining stock market had cooled the U.S. economy considerably. Some investors began to position their portfolios for the desired "soft landing," in which the economy grows at a more reasonable pace, but without the threat of inflation which often accompanies more rapid growth. Because fixed-income securities have already come through a volatile period in 2000, your fund's management team believes that short-term fixed-income securities could benefit from further reductions of short-term interest rates by the Federal Reserve. For information concerning your fund's investment environment, portfolio strategy, and outlook, please see the interview that begins on page 7.

   If you have any questions regarding Scudder Short Term Bond Fund or any other Scudder fund, please call us at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

   Sincerely,

   /s/Linda C. Coughlin

   Linda C. Coughlin
   President
   Scudder Short Term Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                    Salomon Brothers Inc.
                                     Treasury/Government
          Scudder Short Term         Sponsored Corporate
         Bond Fund -- Class S         Index (1-3 years)*


          '90    10000                       10000
          '91    11438                       11184
          '92    12059                       11905
          '93    13046                       12574
          '94    12671                       12651
          '95    14033                       14028
          '96    14574                       14753
          '97    15472                       15737
          '98    16143                       16831
          '99    16396                       17297
          '00    17625                       18707

                        Yearly periods ended December 31



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                          Total Return

                               Growth of                                Average
Period ended 12/31/2000         $10,000          Cumulative              Annual
--------------------------------------------------------------------------------
Scudder Short Term Bond Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  10,749            7.49%                7.49%
--------------------------------------------------------------------------------
5 year                         $  12,560           25.60%                4.66%
--------------------------------------------------------------------------------
10 year                        $  17,625           76.25%                5.83%
--------------------------------------------------------------------------------

Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
--------------------------------------------------------------------------------
1 year                         $  10,815            8.15%                8.15%
--------------------------------------------------------------------------------
5 year                         $  13,335           33.35%                5.92%
--------------------------------------------------------------------------------
10 year                        $  18,707           87.07%                6.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE DEPICTING TOTAL RETURNS

BAR CHART DATA:

                        Yearly periods ended December 31

                                    Salomon Brothers Inc.
                                     Treasury/Government
          Scudder Short Term         Sponsored Corporate
         Bond Fund -- Class S         Index (1-3 years)*

1991            14.38                      11.85
1992             5.43                       6.44
1993             8.18                       5.63
1994            -2.87                       0.60
1995            10.74                      10.89
1996             3.86                       5.16
1997             6.17                       6.67
1998             4.34                       6.95
1999             1.57                       2.76
2000             7.49                       8.15



                1991  1992   1993   1994  1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)      14.38  5.43   8.18  -2.87 10.74   3.86   6.174.34**    1.57   7.49
------------------------------------------------------------------------------------
Index Total
Return (%)      11.85  6.44   5.63    .60 10.89   5.16   6.67  6.95    2.76   8.15
------------------------------------------------------------------------------------
Net Asset
Value ($)       12.25 11.93  12.01  10.91 11.35  11.05  11.04 10.87   10.44  10.56
------------------------------------------------------------------------------------
Income
Dividends ($)    1.08   .96    .80    .76   .71    .72    .67   .64     .59    .64
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --    --    .07     --    --     --     --    --      --     --
------------------------------------------------------------------------------------

* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


** If the Advisor had not reimbursed the Fund for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.


         On August 14, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.


         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                                      The fund's
                                                           underweighting in the
                                                         corporate sector during
                                                              most of the period
                                                             helped performance.


U.S. Treasury Obligations                       23%
Corporate Bonds                                 22%
Asset-Backed Securities                         21%
Collateralized Mortgage Obligations             20%
Government National Mortgage Association         7%
U.S. Government Agency Pass-Thrus                4%
Foreign Bonds -- U.S.$ Denominated               3%
----------------------------------------------------------
                                               100%
----------------------------------------------------------




--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                               Overall portfolio
                                                           quality remains high,
                                                            with over 75% of the
                                                                fund's portfolio
                                                                     invested in
                                                             U.S. Government and
                                                         Treasury Obligations or
                                                          in securities rated AA
                                                                         or AAA.


U.S. Government & Treasury
  Obligations                   52%
AAA*                            20%
AA                               6%
A                               14%
BBB                              6%
Not rated                        2%
----------------------------------------------------------
                               100%
----------------------------------------------------------


*        Category includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                                  Because of our
                                                                expectation that
                                                             short-term interest
                                                            rates would decline,
                                                          during the latter part
                                                        of 2000 we increased the
                                                              fund's duration by
                                                          increasing exposure to
                                                           2- to 5-year Treasury
                                                                     securities.
Under 1 year                 6%
1 < 5 years                 87%
5 < 8 years                  5%
Greater than 8 years         2%
----------------------------------------------------------
                           100%
----------------------------------------------------------


Weighted average effective maturity: 2.82 years


For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

In the following interview, lead portfolio manager Robert S. Cessine discusses Scudder Short Term Bond Fund's strategy and the market environment for the fund's most recent fiscal year ended December 31, 2000.

                  Q: How would you characterize the investment environment for Scudder Short Term Bond Fund over the past 12 months?

                  A: There was an enormous amount of volatility in the Treasury yield curve and specifically in the short end of the Treasury curve, where this fund invests. One of the guidelines for this fund is to have an average portfolio maturity of less than or equal to three years. The short end of the yield curve underwent enormous change during the period. During the first quarter, the Treasury yield curve inverted so that 2-year Treasuries yielded more than 5-year and longer-term Treasuries. By year end, 2-year Treasury securities were yielding less than longer maturities. However, the very shortest maturities, such as overnight securities, had the highest yields. This is characteristic of a short-term maturity market that is anticipating an economic downturn.

                  Q: What was your strategy in light of the volatility of the yield curve?

                  A: Because of all the changes in short-term yields, it was important to position the fund properly in the short end of the yield curve and to get duration right. The other big factor was that corporate bonds posted disappointing performance over the course of the year. So it was important to avoid earnings surprises in periodically evaluating the various companies represented in the fund's portfolio, and also to reduce the fund's weighting in corporate bonds (because of quality concerns) in favor of other types of securities. Another important hallmark of the year was that higher-quality bonds posted higher returns than lower-quality bonds.

                  Q: How did the expectation of a Federal Reserve easing factor into your investment strategy?

                  A: With the expectation that short-term interest rates would decline, during the second half of the year we increased the fund's duration by increasing our exposure to 2- to 5-year Treasuries.

                  Q: How did you allocate the remainder of the fund's portfolio?

                  A: The mortgage-backed portion of the fund stayed relatively constant throughout the year at approximately one quarter of its portfolio; that was a very stable portion that added to income. The corporate sector -- which underperformed during 2000 -- was reduced from one third of the portfolio to approximately one quarter of the portfolio over the course of the year. We also maintained a significant allocation in short-term Treasury securities.

                  Q: How did Scudder Short Term Bond Fund perform during the 12-month period?

                  A: The fund continued to provide investors with a competitive, high-yielding alternative for their short-term cash reserves, providing a 30-day net annualized SEC yield of 5.76% at the end of December. The fund historically has maintained a comfortable yield advantage over money market funds. Of course, money market funds seek to maintain a stable principal value, while the fund's net asset value will fluctuate with changing market conditions.

                  From a total return standpoint, the fund performed well on an absolute and a competitive basis. Class S shares of the fund provided a total return of 7.49% for the 12-month period ending December 31, 2000 compared to 7.36% for the average short-term bond fund tracked by Lipper. The fund's unmanaged benchmark, the Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index returned 8.15% over the same period.

                  We're pleased by the performance of the fund during a volatile year for many types of investments, because the performance was gained on a very conservative basis. By that we mean that the fund held a large portion of high-quality securities that performed as expected during the period. What we did over the last half of 2000 -- when the markets were especially volatile -- was to sit tight and accrue income while many other investments were having so much trouble.

                  Q: What is your outlook for 2001?

                  A: Despite recent cuts in interest rates, short-term prospects for the U.S. economy seem suspect to us. But whether we experience normal growth or a recession we believe the outlook for short-term corporate bonds is quite positive. That is because we believe that corporate bonds already experienced their "recession" during 2000. We intend to approach the current environment by maintaining a steady course, focusing on somewhat lower-grade corporate bonds that we believe will benefit from Fed interest rate reductions, and keeping duration about the same as the fund's benchmark.

                     Scudder Short Term Bond Fund:
                     A Team Approach to Investing

                     Scudder Short Term Bond Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                     Lead portfolio manager Robert S. Cessine joined the team in 1998 and sets the fund's investment strategy. Mr. Cessine joined the Advisor in 1993 and has over 17 years of investment and financial services industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------


        Asset-Backed  Bonds or notes backed by loan paper or accounts receivable
          Securities  originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

         Bond Rating  A method of evaluating the possibility of default by a bond issuer. Standard & Poor's, Moody's Investors Service, and Fitch Investors Service analyze the financial strength of each bond's issuer, whether a corporation or a government body. Their ratings range from AAA (highly unlikely to default) to D (in default). Bonds rated BB or below are not "investment grade," i.e., some institutions are restricted from purchasing them because of their higher degree of risk.

            Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

      Inverted Yield  An unusual situation where short-term interest rates are
               Curve higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

        Yield Spread  The difference in yield between two types of bonds.
                      A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If GNMA yield spreads are "narrow," for example, it typically means that GNMA yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Source: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     As of December 31, 2000
--------------------------------------------------------------------------------


                                                                   Principal
                                                                    Amount ($)     Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
----------------------------------------------------------------------------------------------
 State Street Bank and Trust Company, 5.95%, to be
    repurchased at $1,022,676 on 1/2/2001*
    (Cost $1,022,000) ...........................................     1,022,000     1,022,000

----------------------------------------------------------------------------------------------
U.S. Treasury Obligations 23.2%
----------------------------------------------------------------------------------------------

 U.S. Treasury Bond, 5.625%, 11/30/2002 .........................    44,825,000    45,188,979
 U.S. Treasury Note, 6%, 9/30/2002 ..............................    72,790,000    73,711,521
 U.S. Treasury Note, 6.75%, 5/15/2005 ...........................    20,025,000    21,332,833
 U.S. Treasury Note, 5.75%, 11/15/2005 ..........................    84,925,000    87,698,651


Total U.S Treasury Obligations (Cost $225,902,535)                                227,931,984

----------------------------------------------------------------------------------------------
Government National Mortgage Association 6.9%
----------------------------------------------------------------------------------------------

 6.986%, 9/20/2024 ..............................................    11,399,771    11,414,020
 8% with various maturities to 8/15/2012 ........................    11,242,885    11,646,773
 8.5% with various maturities to 8/15/2030 ......................    36,783,475    37,811,012
 11.5%, 4/15/2019 ...............................................     6,511,677     7,276,668

Total Government National Mortgage Association (Cost $68,198,061)                  68,148,473

----------------------------------------------------------------------------------------------
U.S. Government Agency Pass-Thrus 4.2%
----------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp., 7.375%, 5/15/2003 ............    20,000,000    20,771,800
 Federal National Mortgage Association:
    7%, 7/15/2005 ...............................................    10,175,000    10,678,968
    8%, 7/1/2015 ................................................     9,514,914     9,841,989


Total U.S. Government Agency Pass-Thrus (Cost $39,741,861)                         41,292,757

----------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 19.5%
----------------------------------------------------------------------------------------------

 Federal Home Loan Mortgage Corp.:
    Series 2066 PQ, 6.15%, 3/15/2021 ............................     9,291,856     9,294,737
    Series 2131 BA, 6%, 11/15/2017 ..............................    22,631,012    22,609,739
    Series 2175 TC, 6%, 2/15/2017 ...............................     9,000,000     9,000,000
    Series 2198 PA, 6.75%, 8/15/2016 ............................    14,500,000    14,585,985
    Series T-20 A2, 7.06%, 6/25/2016 ............................    12,500,000    12,581,935
    Series T-22 A7, 6.7975%, 11/25/2029 .........................    31,555,857    31,585,441
    Series T-23 A, 6.79%, 5/25/2030 .............................    20,972,238    21,167,022


    The accompanying notes are an integral part of the financial statements.


                                                                  Principal
                                                                 Amount ($)     Value ($)
-------------------------------------------------------------------------------------------

 Federal National Mortgage Association:
    Series 1998-44 QC, 6%, 1/18/2014 ........................     9,700,000     9,660,521
    Series 1999-51 LB, 6.5%, 3/25/2014 ......................    16,524,000    16,534,245
    Series 1999-51 PB, 6%, 7/25/2017 ........................    21,910,863    21,814,893
    Series 1999-54 LB, 6.5%, 4/25/2014 ......................    18,556,000    18,584,947
 Residential Funding Mortgage Security, Series 1992-J9 B2,
    7.82%, 4/28/2022 ........................................     4,444,926     4,432,424


Total Collateralized Mortgage Obligations (Cost $190,691,485)                 191,851,889

-------------------------------------------------------------------------------------------
Foreign Bonds -- U.S.$ Denominated 3.3%
-------------------------------------------------------------------------------------------

 Province of Ontario, 7.375%, 1/27/2003 .....................    10,000,000    10,307,300
 Province of Quebec, 7.5%, 7/15/2002 ........................    10,600,000    10,839,878
 Repsol International Finance, 7.45%, 7/15/2005 .............    10,600,000    10,870,300

Total Foreign Bonds-- U.S.$ Denominated (Cost $31,403,948)                     32,017,478


-------------------------------------------------------------------------------------------
Asset Backed 20.8%
-------------------------------------------------------------------------------------------

 Miscellaneous 2.9%
 Coast-Plymouth Tax Lien Capital, LLC, Series 1999-A A,
    6.76%, 11/15/2004 .......................................     5,990,660     6,007,494
 Student Loan Marketing Association, Series 2000-1 A21,
    5.7525%, 1/25/2013 ......................................    22,800,000    22,853,124
                                                                               ----------
                                                                               28,860,618
                                                                               ----------

 Automobile Receivables 7.9%
 Capital Automobile Receivable Asset Trust,
    Series 1999-1 A-2, 5.58%, 6/15/2002 .....................     8,083,342     8,072,106
 Capital Automobile Receivable Asset Trust,
    Series 2000-2 A-3,  6.46%, 1/15/2004 ....................    10,000,000    10,064,063
 Daimler Chrysler Auto Trust, Series 2000-C A3,
    6.82%, 9/6/2004 .........................................     6,100,000     6,213,565
 Daimler Chrysler Auto Trust, Series 2000-D A3,
    6.66%, 1/8/2005 .........................................     3,900,000     3,954,234
 First Security Auto Owner Trust, Series 2000-1 A4, 7.4%,
    10/17/2005 ..............................................    12,500,000    12,975,088
 Ford Credit Auto Owner Trust, Series 1998-C A5, 5.86%,
    10/15/2002 ..............................................    15,415,000    15,399,126
 Ford Credit Auto Owner Trust, Series 2000-C A4, 7.24%,
    2/15/2004 ...............................................     8,300,000     8,473,686
 Toyota Auto Receivables Owner Trust, Series 2000 A A4,
    7.21%, 4/15/07 ..........................................    11,550,000    11,923,921
                                                                               ----------
                                                                               77,075,789
                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                                            Principal
                                                            Amount ($)     Value ($)
--------------------------------------------------------------------------------------

 Credit Card Receivables 4.4%
 Discover Card Master Trust I, Series 2000-2 A, 6.89%,
    9/18/2007 ...........................................    20,000,000    20,047,600
 Discover Card Master Trust I, Series 1996-4 A, 7.09%,
    10/16/2013 ..........................................     8,000,000     8,076,400
 MBNA Master Credit Card Trust, Series 1996-C B,
    6.99%, 8/15/2003 ....................................    15,000,000    14,990,550
                                                                           ----------
                                                                           43,114,550
                                                                           ----------

 Home Equity Loans 3.2%
 Contimortgage Net Interest Margin Notes, Series 1997-A,
    7.23%, 7/16/2028 ....................................     4,970,353       994,071
 Residential Asset Securities Corp., Series 1999-KS3 AI3,
    7.18%, 1/25/2025 ....................................    15,500,000    15,706,669
 Residential Funding Mortgage Securities, Inc.,
    Series 2000-HI1 AI2, 7.58%, 9/25/2010 ...............    14,500,000    14,642,825
                                                                           ----------
                                                                           31,343,565
                                                                           ----------

 Manufactured Housing Receivables 2.4%
 GE Capital Mortgage Services, Inc., Series 1999-HE3 A2,
    6.995%, 8/25/2013 ...................................    14,500,000    14,510,236
 Green Tree Financial Corp. Series 1997-2 B2, 8.05%,
    6/15/2028 ...........................................     1,450,347       768,684
 Green Tree Financial Corp. Series 1996-5 B2, 8.45%,
    7/15/2027 ...........................................     9,832,276     5,486,103
 Merrill Lynch Mortgage Investors Inc., Series 1991-D B,
    9.85%, 7/15/2011 ....................................     2,750,924     2,751,970
                                                                           ----------
                                                                           23,516,993
                                                                           ----------

Total Asset Backed (Cost $211,774,756)                                    203,911,515

--------------------------------------------------------------------------------------
Corporate Bonds 22.0%
--------------------------------------------------------------------------------------

 Communications 3.7%
 Deutsche Telekom International Finance, 7.75%,
    6/15/2005 ...........................................     5,300,000     5,391,637
 MCI Communications Corp., 6.125%, 4/15/2002 ............    10,000,000     9,965,200
 Sprint Capital Corp., 5.875%, 5/1/2004 .................    10,600,000    10,179,074
 Verizon Communications, 9.1%, 6/1/2003 .................    10,600,000    11,208,546
                                                                           ----------
                                                                           36,744,457
                                                                           ----------
 Consumer Discretionary 1.1%
 Wal-Mart Stores Inc., 6.875%, 8/1/2002 .................    10,600,000    10,740,344
                                                                           ----------


    The accompanying notes are an integral part of the financial statements.

                                                                 Principal
                                                                Amount ($)    Value ($)
----------------------------------------------------------------------------------------



 Consumer Staples 1.0%
 Unilever Capital Corp., 6.75%, 11/1/2003 .................     9,600,000     9,775,296
                                                                            -----------

 Financial 6.2%
 Associates Corp. of North America, 5.75%, 11/1/2003 ......     9,600,000     9,481,533
 Ford Motor Credit Corp., 7.25%, 1/15/2003 ................    10,600,000    10,782,850
 General Electric Capital Corp., 7%, 2/3/2003 .............    10,600,000    10,849,418
 NiSource Finance Corp., 7.5%, 11/15/2003 .................     9,625,000     9,765,718
 Qwest Corp., 7.625%, 6/9/2003 ............................     9,500,000     9,686,580
 Transamerica Finance Corp., 7.25%, 8/15/2002 .............    10,000,000    10,107,400
                                                                            -----------
                                                                             60,673,499
                                                                            -----------
 Media 1.1%
 Cox Communications, Inc., 7.5%, 8/15/2004 ................    10,600,000    10,820,904
                                                                            -----------
 Durables 1.1%

 General Motors Acceptance Corp., 6.75%, 12/10/2002 .......    10,600,000    10,664,130
                                                                            -----------
 Manufacturing 1.1%
 International Paper Co., 8%, 7/8/2003 ....................    10,600,000    10,997,076
                                                                            -----------

 Technology 1.2%
 International Business Machines Corp., 7.25%, 11/1/2002 ..    11,500,000    11,736,210
                                                                            -----------

 Energy 3.4%
 Atlantic Richfield Co., 5.55%, 4/15/2003 .................    10,600,000    10,535,128
 Conoco Inc., 5.9%, 4/15/2004 .............................    11,000,000    10,922,670
 Phillips Petroleum, 8.5%, 5/25/2005 ......................    11,100,000    12,008,535
                                                                            -----------
                                                                             33,466,333
                                                                            -----------

 Utilities 2.1%
 KeySpan Corp., 7.25%, 11/15/2005 .........................     9,600,000     9,981,888
 Public Service Electric Gas and Co., 7.19%, 9/6/2002 .....    10,100,000    10,226,553
                                                                            -----------
                                                                             20,208,441
                                                                            -----------

Total Corporate Bonds (Cost $212,396,480)                                   215,826,690
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $981,131,126) (a)                982,002,786
----------------------------------------------------------------------------------------




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.


(a) The cost for federal income tax purposes was $981,290,378. At December 31, 2000, net unrealized appreciation for all securities based on tax cost was $712,408. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,906,480 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,194,072.


         Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------

Investments in securities, at value (cost $981,131,126) ................   $   982,002,786
Cash ...................................................................               872
Interest receivable ....................................................         9,814,430
Receivable for Fund shares sold ........................................         3,002,249
Other assets ...........................................................             9,309
                                                                           ---------------
Total assets ...........................................................       994,829,646

Liabilities
-------------------------------------------------------------------------------------------
Dividends payable ......................................................         1,243,246
Payable for Fund shares redeemed .......................................         1,058,208
Accrued management fee .................................................           745,194
Other accrued expenses and payables ....................................           392,302
                                                                           ---------------
Total liabilities ......................................................         3,438,950

Net assets, at value                                                       $   991,390,696

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................         1,855,856
Net unrealized appreciation (depreciation) on investments ..............           871,660
Accumulated net realized gain (loss) ...................................      (188,247,410)
Paid-in capital ........................................................     1,176,910,590

Net assets, at value                                                       $   991,390,696

Net Asset Value
-------------------------------------------------------------------------------------------

Class AARP
Net Asset Value, offering and redemption price per share ($345,790,188 /
   32,735,132 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)...............................  $         10.56


Class S
Net Asset Value, offering and redemption price per share ($645,600,508 /
   61,142,986 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)...............................  $         10.56




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Income:
Interest ......................................................   $ 56,734,591
                                                                  ------------
Expenses:
Management fee ................................................      4,205,679
Services to shareholders ......................................      1,349,649
Custodian and accounting fees .................................         71,515
Auditing ......................................................         69,306
Legal .........................................................          5,810
Trustees' fees and expenses ...................................         83,437
Reports to shareholders .......................................         48,177
Registration fees .............................................         21,302
Administrative fee ............................................      1,035,515
Reorganization fees ...........................................        124,450
Other .........................................................         26,847
                                                                  ------------
Total expenses, before expense reductions .....................      7,041,687
Expense reductions ............................................       (425,001)
                                                                  ------------
Total expenses, after expense reductions ......................      6,616,686
Net investment income .........................................     50,117,905

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (8,413,484)
Net unrealized appreciation (depreciation) during the period
   on investments..............................................     20,814,679
Net gain (loss) on investment transactions                          12,401,195

Net increase (decrease) in net assets resulting from operations   $ 62,519,100



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Years Ended December 31,
Increase (Decrease) in Net Assets                           2000               1999
----------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $    50,117,905    $    50,299,608
Net realized gain (loss) on investment transactions        (8,413,484)       (23,781,107)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......        20,814,679        (13,156,530)
                                                      ---------------    ---------------

Net increase (decrease) in net assets resulting
   from operations ................................        62,519,100         13,361,971
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................        (8,432,554)              --
                                                      ---------------    ---------------
  Class S .........................................       (41,614,715)       (49,964,406)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       289,000,030        790,459,825
Proceeds from shares issued in tax-free
   reorganization  ................................       355,907,243         17,782,383
Reinvestment of distributions .....................        37,890,576         38,144,688
Cost of shares redeemed ...........................      (478,060,495)    (1,027,543,228)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................       204,737,354       (181,156,332)
                                                      ---------------    ---------------

Increase (decrease) in net assets .................       217,209,185       (217,758,767)
Net assets at beginning of period .................       774,181,511        991,940,278

Net assets at end of period (including
   undistributed net investment income of $1,855,856
   and $1,751,472, respectively) ..................  $   991,390,696    $   774,181,511



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP
--------------------------------------------------------------------------------
                                                                       2000(a)
--------------------------------------------------------------------------------

Net asset value, beginning of period                             $     10.38
                                                                 ------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (b)                                              .26
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     .18
                                                                 ------------
--------------------------------------------------------------------------------
  Total from investment operations                                       .44
--------------------------------------------------------------------------------

Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                                 (.26)
--------------------------------------------------------------------------------
Net asset value, end of period                                   $     10.56
                                                                 ------------
--------------------------------------------------------------------------------
Total Return (%)                                                        4.27**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   346
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    .73(c)*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                      6.32*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              167
--------------------------------------------------------------------------------


(a) For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

(c) The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .76%.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

-----------------------------------------------------------------------------------
Years Ended December 31,                 2000     1999     1998     1997    1996
-----------------------------------------------------------------------------------
Net asset value, beginning of period    $10.44   $10.87   $11.04   $11.05  $11.35
                                        -------------------------------------------
-----------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------
  Net investment income (b)                .64      .60      .66      .73     .74
-----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        .11     (.44)    (.19)    (.07)   (.32)
                                        -------------------------------------------
-----------------------------------------------------------------------------------
  Total from investment operations         .75      .16      .47      .66     .42
-----------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------
  Net investment income                   (.63)    (.59)    (.64)    (.67)   (.72)
-----------------------------------------------------------------------------------
Net asset value, end of period          $10.56   $10.44   $10.87   $11.04  $11.05
                                        -------------------------------------------
-----------------------------------------------------------------------------------
Total Return (%)                          7.49(d)  1.57(d)  4.34(c)  6.17    3.86
-----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------
Net assets, end of period ($ millions)     646      774      992    1,166   1,468
-----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .90(e)   .87      .86      .86     .80
-----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             .84(e)   .85      .86      .86     .80
-----------------------------------------------------------------------------------
Ratio of net investment income (%)        6.10     5.60     6.07     6.64    6.66
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)                167      256       95       39      62
-----------------------------------------------------------------------------------


(a) On August 14, 2000, existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c) If the Advisor had not reimbursed the Fund $12,808,543 for losses incurred with certain portfolio transactions, the total return for the year ended December 31, 1998 would have been lower.

(d) Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .88% and .82%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 14, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 2000 through December 31, 2000, the Fund incurred approximately $1,275,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2001.

At December 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $178,482,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31, 2001 ($542,000), December 31, 2002 ($27,442,000), December 31, 2003
($60,464,000), December 31, 2004 ($27,917,000), December 31, 2005 ($18,998,000),
December 31, 2006 ($6,027,000), December 31, 2007 ($21,347,000) and December 31,
2008 ($15,745,000), the respective expiration dates.

In addition, the Fund inherited approximately $8,313,000 of capital losses from its merger (Note G) with AARP High Quality Short Term Bond Fund, which can be used to offset gains in future years, or until December 31, 2004 ($1,182,000), December 31, 2006 ($111,000), and December 31, 2007 ($7,020,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the

Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Original issue discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $713,290,288 and $1,032,944,665, respectively. Purchases and sales of U.S. government obligations aggregated $556,214,368 and $363,675,852, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., (formerly Scudder Kemper Investments, Inc.), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective August 14, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ("Scudder" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Effective August 14, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $1,500,000,000 of the Fund's average daily net assets, 0.425% of the next $500,000,000 of such net assets, 0.40% of the next $1,000,000,000 of such net assets, 0.385% of the next $1,000,000,000 of such net assets, 0.37% of the next $1,000,000,000 of such net assets, 0.355% of the next $1,000,000,000 of such net assets and 0.34% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly.

For the period January 1, 2000 through August 13, 2000, the Advisor agreed to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. Accordingly, for the period January 1, 2000 through August 14, 2000, the Advisor did not impose a portion of its management fee pursuant to the Agreement aggregating $369,661. For the year ended December 31, 2000, the amount imposed pursuant to the Agreement and the Management Agreement aggregated $3,836,018. The management fee imposed is equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets for the year ended December 31, 2000.

Administrative Fee. Effective August 14, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 14, 2000 through December 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $1,144,809, of which $254,459 is unpaid at December 31, 2000. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $109,294 on Class AARP is included in the administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to August 14, 2000, the amount charged to the Fund by SSC aggregated $741,928, all of which is paid at December 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to August 14, 2000, the amount charged to the Fund by STC aggregated $278,819, all of which is paid at December 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $57,769, all of which is paid at December 31, 2000.

Effective August 14, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Trust pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Trustees' fees and expenses aggregated $30,255. In addition, a one-time fee of $53,182 was accrued by Class S prior to August 14, 2000 for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $26,591 of such costs.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective August 14, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2000, the Fund's custodian fees were reduced by $9,976. Prior to August 14, 2000, transfer agent fees were reduced by $18,773.

Effective August 14, 2000, transfer agent credits are no longer being used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by Scudder and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization fees in the Statement of Operations of the Fund.

G. Acquisition of Assets

On August 11, 2000, the Fund acquired all the net assets of AARP High Quality Short Term Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 34,287,722 Class AARP shares of the Fund for 22,780,935 shares of AARP High Quality Short Term Bond Fund outstanding on August 11, 2000. AARP High Quality Short Term Bond Fund's net assets at that date ($355,907,243), including $2,654,203 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $662,131,507. The combined net assets of the Fund immediately following the acquisition were $1,018,038,750.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            December 31, 2000                  December 31, 1999
                   -------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
--------------------------------------------------------------------------------------
Class AARP* .......       582,570   $    6,138,083               --   $           --
Class S** .........    27,192,667      282,861,947       73,357,835      790,459,825
                                    $  289,000,030                    $  790,459,825

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------------
Class AARP* .......    34,287,722   $  355,907,243               --   $           --
Class S** .........            --               --        1,643,474       17,782,383
                                    $  355,907,243                    $   17,782,383

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------------
Class AARP* .......       566,201   $    5,922,950               --   $           --
Class S** .........     3,071,320       31,967,626        3,589,874       38,144,688
                                    $   37,890,576                    $   38,144,688

Shares redeemed
--------------------------------------------------------------------------------------
Class AARP* .......    (2,701,361)   $ (28,254,085)              --   $           --
Class S** .........   (43,251,249)    (449,806,410)     (95,740,655)  (1,027,543,228)
                                     $(478,060,495)                  $(1,027,543,228)

Net increase (decrease)
--------------------------------------------------------------------------------------
Class AARP* .......    32,735,132   $  339,714,191               --   $           --
Class S** .........   (12,987,262)    (134,976,837)     (17,149,472)    (181,156,332)
                                    $  204,737,354                     $(181,156,332)



* For the period from August 14, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.


** On August 14, 2000, existing shares of the Fund were redesignated as Class S.

I. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
February 23, 2001

Officers and Trustees

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH Educational Foundation

 Dawn-Marie Driscoll
   o Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director, First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and Chief Executive Officer, AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Robert S. Cessine*
   o  Vice President

 John E. Dugenske*
   o  Vice President

 William F. Glavin*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com


Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com



A member of [LOGO] Zurich Scudder Investments